SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 19, 2002
                               (February 19, 2002)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                 0-10592                              14-1630287
 ------------------------------------ -----------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                 5 Sarnowski Drive, Glenville, New York 12302
                 (Address of principal executive offices) (Zip Code)



          Registrant's telephone number, including area code: (518) 377-3311
                                                              --------------






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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on February 19, 2002 declaring a quarterly dividend of $0.15 per share, payable April 1, 2002, to the shareholders of record at the close of business on March 8, 2002. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.     Description
                           99(a)          Press release dated February 19, 2002
                                          declaring a quarterly dividend of
                                          $0.15 per share, payable April 1,
                                          2002, to the shareholders of record
                                          at the close of business on March 8,
                                          2002.





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











                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 19, 2002

                                  TrustCo Bank Corp NY
                                  (Registrant)


                                   By:/s/ Robert T. Cushing
                                   ----------------------------
                                   Robert T. Cushing
                                   Vice President and
                                   Chief Financial Officer





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



                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                              Page
------------------         ----------------------------         ----------
         99(a)             Press release dated February 19,           5
                           2002,   declaring a quarterly dividend
                           of $0.15 per share, payable April 1,
                           2002, to the shareholders of record
                           at the close of business on March 8,
                           2002.

                                                                 Exhibit 99(a)

TRUSTCO
Bank Corp NY                                         News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiaries:   Trustco Bank                                   NASDAQ - TRST
                Trustco Savings

                Robert M. Leonard
                Vice President
                518-381-3693



FOR IMMEDIATE RELEASE:


                           TRUSTCO DECLARES CASH DIVIDEND


      Glenville, New York - February 19, 2002 - Today the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable April 1, 2002, to the shareholders of record at the close of business on March 8, 2002.

         TrustCo is a $2.6 billion bank holding company and through its subsidiaries, Trustco Bank, National Association and Trustco Savings Bank operates 56 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, Trustco Bank operates a full service Trust Department with $1.23 billion in assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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